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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 14, 2000


                                3COM CORPORATION
                                 ______________
             (Exact name of registrant as specified in its charter)



        Delaware                      0-12867                   94-2605794
-----------------------------      -------------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)


                              5400 Bayfront Plaza
                                Santa Clara, CA
                                     95052

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-5000


                ----------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On July 14, 2000, 3Com Corporation announced that the final distribution ratio for the distribution of shares of Palm, Inc. common stock to 3Com stockholders is 1.484 shares of Palm common stock for each share of 3Com common stock that was outstanding on the record date, July 11, 2000. The shares of Palm will be distributed to 3Com's stockholders of record as of 5:00 p.m. Eastern Time on July 27, 2000.



Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           The following exhibits are filed herewith:

           99.1 Text of Press Release, dated July 14, 2000, titled "3Com Announces Palm Distribution Ratio of 1.484."

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3COM CORPORATION


Date:  July 14, 2000                By: /s/ Mark D. Michael
                                        _____________________________________
                                        Mark D. Michael
                                        Senior Vice President, General Counsel
                                        and Secretary

                                 EXHIBIT INDEX
                                 -------------


         99.1 Text of Press Release, dated July 14, 2000, titled "3Com Announces Palm Distribution Ratio of 1.484."